EXHIBIT 32.1

              CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                   PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Report on Form 10-QSB of Wrap-N-Roll USA, Inc. for the period ended June 30, 2003, I, Cliff Halling, Chief Executive Officer, and Chief Financial Officer, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1. Such Report on Form 10-QSB for the quarter ended June 30, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Report on Form 10-QSB for the quarter ended June 30, 2003, fairly presents, in all material respects, the financial condition and results of operations of Wrap-N-Roll USA, Inc.

               WRAP-N-ROLL USA, INC.


Dated:  August 14, 2003     By:   /s/ Cliff Halling
                                 -----------------------------
                            Name:  Cliff Halling
                            Title: Chief Executive Officer and
                                   Chief Financial  Officer